UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2018

Blockchain Holdings Capital Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Carrasquillo Law Group P.C., 1177 Avenue of the Americas, 5th Floor, NY, NY 10036

(Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code: 833-682-2428

6540 Lusk Blvd, Suite C239, San Diego, CA 92121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On September 6, 2016, Blockchain Holdings Capital Ventures, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce changes to its Certificate of Incorporation and certain modifications to the rights of its security holders pursuant to Items 5.03 and 3.03. On October 3, 2018, the Company decided that it was not going to undertake the reverse stock split or the decrease in authorized shares previously announced. The Company is filing this Current Report on Form 8-K/A (this “Amendment”) to amend Items 3.03 and 5.03 of the Original 8-K. This Amendment should be read in conjunction with the information set forth in the Original Form 8-K, which provides a more complete description of the changes to the Certificate of Incorporation.

Item 3.03 Material Modification to Rights of Security Holders

There will be no material modification to the Rights of Security Holders, as there will be no Reverse Split (as defined in Item 5.03) or decrease in authorized shares of common stock, par value $0.0001 (the “Common Stock”) of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company will not undertake the reverse stock split, set forth in the Amendment to the Certificate of Incorporation pursuant to which every hundred (100) shares of the Company’s issued and outstanding Common Stock will be combined into one (1) issued and outstanding share of the Company’s Common Stock (the “Reverse Split”).

The Company will not decrease the authorized shares of Common Stock of the Company from four hundred and fifty million (450,000,000) to one hundred and fifty million (150,000,000) as it had set forth in the Amendment to the Certificate of Incorporation. The Company will continue to have four hundred and fifty million (450,000,000) shares of Common Stock authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Holdings Capital Ventures, Inc.

Date: October 9, 2018	By:	/s/ Delray Wannemacher
Delray Wannemacher, CEO